Taxation	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Taxation
Taxation

Income taxes consist of the following:

	Year ended December 31,
(In US$ millions)	2016	2015	2014
Current tax expense:
Bermuda	—	—	—
Foreign	151	177	23
Deferred tax expense/(benefit):
Bermuda	—	—	—
Foreign	48	31	(4)
Tax related to internal sale of assets in subsidiary, amortized for group purposes	—	—	—
Total tax expense	199	208	19
Effective tax rate	452.3%	(48.7)%	0.5%

The effective tax rate for the year ended December 31, 2016 is 452.3% as compared to a rate for 2015 of (48.7)%.  The rate reflects no tax relief on the $895 million loss on impairment of investments or $74 million loss on derivative financial instruments, as well as no tax chargeable on any disposal gains. This is due to these items largely falling within the zero tax rate Bermuda companies. This is in comparison to 2015 where we paid tax on local operations but reported an overall loss before tax inclusive of discrete items.

We are headquartered in Bermuda, where a tax exemption has been granted until 2035. Other jurisdictions in which the Company and its subsidiaries operate are taxable based on rig operations. A loss in one jurisdiction may not be offset against taxable income in another jurisdiction. Thus, the Company may pay tax within some jurisdictions even though it might have losses in others.

The income taxes for the years ended December 31, 2016, 2015 and 2014 differed from the amount computed by applying the Bermudan statutory income tax rate of 0% as follows:

	Year ended December 31.
(In US$ millions)	2016	2015	2014
Income taxes at statutory rate	—	—	—
Effect of change on uncertain tax positions relating to prior year	28	—	(85)
Effect of unremitted earnings of subsidiaries	(4)	38	—
Effect of taxable income in various countries	175	170	104
Total tax expense	199	208	19

During the year ended December 31, 2015, the Company reviewed its assertion of indefinite reinvestment of unremitted earnings of subsidiaries and determined that, due to the cash needs of the Company caused by the recent industry trend in the market, the Company no longer considers such earnings to be indefinitely reinvested. The Company has recognized a deferred tax liability of $34 million in 2016 ($38 million in 2015).

Deferred income taxes

Deferred income taxes reflect the impact of temporary differences between the amount of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes. The net deferred tax assets/(liabilities) consist of the following:

Deferred tax assets:

(In US$ millions)	December 31, 2016	December 31, 2015
Pensions and stock options	3	9
Provisions	28	16
Net operating losses carried forward	272	265
Other	2	2
Gross deferred tax assets	305	292
Valuation allowance	(245)	(211)
Net deferred tax assets	60	81

Deferred tax liabilities:

(In US$ millions)	December 31, 2016	December 31, 2015
Property, plant and equipment	126	98
Unremitted Earnings of Subsidiaries	34	38
Gross deferred tax liabilities	160	136
Net deferred tax liabilities	(100)	(55)

As at December 31, 2016, deferred tax assets related to net operating loss (“NOL”) carry forwards was $272 million (2015: $265 million), which can be used to offset future taxable income. NOL carry forwards which were generated in various jurisdictions, include $237 million (2015: $265 million) that will not expire and $35 million (2015: nil) that will expire between 2017 and 2019 if unutilized.

A valuation allowance of $238 million as at December 31, 2016 (2015: $211 million) on the NOL carry forwards has been recorded where the Company does not expect to generate future taxable income.

Uncertain tax positions

As at December 31, 2016, the Company had uncertain tax positions of $44 million, of which $7 million was included in other current liabilities, $32 million was included in other non-current liabilities and $5 million was presented as a reduction of deferred tax assets. The changes to the Company's uncertain tax positions were as follows:

	Year ended December 31,
(In US$ millions)	2016	2015	2014
Balance at the beginning of the period	9	9	147
Increases as a result of positions taken in prior periods	35	—	9
Increases as a result of positions taken during the current period	2	—	—
Decreases as a result of positions taken in prior periods	(2)	—	(147)
Decreases as a result of positions taken in the current period	—	—	—
Balance at the end of the period	44	9	9

Accrued interest and penalties totaled $2 million and nil as of December 31, 2016 and December 31, 2015 respectively and were included in other liabilities on the Company's consolidated Balance Sheet. The Company recognized expenses of $2 million during the year ended December 31, 2016 (no expenses recognized in the years ended December 31, 2015 and December 31, 2014), related to interest and penalties for unrecognized tax benefits on the income tax expense line in the accompanying consolidated statement of operations. As at December 31, 2016, if recognized, $41 million of the Company's unrecognized tax benefits, including interest and penalties, would have a favorable impact on the Company's effective tax rate.

The Company expects to resolve certain current unrecognized tax benefits in 2017, therefore a reduction in unrecognized tax benefits is expected in the following twelve months by $7 million. This would impact the Company's consolidated income tax rate if recognized.

Certain of the Company's Norwegian subsidiaries were party to an ongoing dispute to a tax reassessment issued in October 2011 by the Norwegian tax authorities in regards to the transfer of certain legal entities to a different tax jurisdiction and the principles for conversion of functional currency. In April 2014 these subsidiaries entered into a settlement agreement with the Norwegian tax authorities resulting in discontinued legal proceedings in the Oslo District Court. The terms of the settlement agreement included the Company making a cash payment to the tax authorities for settlement of revised reassessments agreed between the parties. Following settlement of the uncertainties arising from these matters, the Company recognized a $94 million positive impact on the Company's 2014 effective tax rate.

The Company is subject to taxation in various jurisdictions. The following table summarizes the earlier tax years that remain subject to examination by the major taxable jurisdictions in which the Company operates.

Jurisdiction	Earliest Open Year
Angola	2015
United States	2013
Nigeria	2014
Norway	2013